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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934





       Date of report (Date of earliest event reported): December 19, 2001



                   CONTINENTAL INFORMATION SYSTEMS CORPORATION
             (Exact name of registrant as specified in its charter)


        NEW YORK                   0-25104                     16-0956508
    (State or other
    jurisdiction of            (Commission File               (IRS Employer
     incorporation)                Number)                 Identification No.)


         45 BROADWAY, SUITE 1105, NEW YORK, NEW YORK              10006-3007
         (Address of principal executive offices)                 (Zip Code)


       Registrant's telephone number, including area code: (212) 771-1000



      ONE NORTHERN CONCOURSE, P.O. BOX 4785, SYRACUSE, NEW YORK 13221-4785
         (Former name or former address, if changed since last report.)



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ITEMS 1 THROUGH 4, 6, 8 AND 9.  NOT APPLICABLE.


ITEM 5.           OTHER EVENTS.

                  Continental Information Systems Corporation incorporates herein by reference the information contained in the press release filed as
Exhibit 99 and the Agreement attached as Exhibit 99.1.


ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

                  No financial statements are required to be filed as part of this Report. The following exhibits are filed as part of this Report:


      EXHIBIT NO.                           DESCRIPTION
      -----------                           -----------

         99 Press release by Continental Information Systems Corporation dated December 31, 2001, announcing resignation of directors and delisting from NASDAQ Small Cap Market.

         99.1 Settlement Agreement and General Release Agreement, dated December 26, 2001.

                                      -2-

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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       CONTINENTAL INFORMATION
                                       SYSTEMS CORPORATION


                                       By:  /s/ Jonah M. Meer
                                            ----------------------
                                            Jonah M. Meer
                                            Senior Vice President,
                                            Chief Operating Officer,
                                            and Chief Financial Officer



Dated:  December 31, 2001

                                      -3-
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                                  EXHIBIT INDEX


      EXHIBIT NO.                           DESCRIPTION
      -----------                           -----------

         99 Press release by Continental Information Systems Corporation dated December 31, 2001, announcing resignation of directors and delisting from NASDAQ Small Cap Market.

         99.1                               Settlement and General Release
                                            Agreement, dated December 26, 2001.